                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8-K/A

                                AMENDMENT NO. 2
                                      TO
                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):   June 11, 1998


                             GLOBAL CASINOS, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Utah                      0-15415               87-0340206
---------------------------------------------------------------------------
   State or other jurisdiction      Commission file          (IRS Employer
      of incorporation or               number            Identification No.
          organization


         4465 Northpark Drive, Colorado Springs, Colorado         80907
     ---------------------------------------------------------------------
             (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:  (303) 756-3777



---------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5: OTHER EVENTS
        ------------

  On June 11, 1998, Global Casinos, Inc. (the "Company") and its wholly-owned subsidiary Global Alaska Industries, Inc., an Alaska corporation ("GAI") executed and delivered an Agreement to Convert Debt (the "Agreement") with Mark Griffin ("Griffin").

  In connection with the Company's acquisition of Alaska Bingo Supply, Inc. ("ABS") in August 1997, GAI issued its Promissory Note to Griffin, the sole shareholder of ABS, in the principal amount of $4,000,000 representing payment of a portion of the purchase price for the shares of ABS Common Stock acquired in the acquisition. Pursuant to the terms of the Agreement, Griffin has agreed to convert, and has converted, the principal balance due and owing under the Note of $3,853,291, and accrued and unpaid interest thereon in the amount of $15,202, into (i) 340,329 shares of the Company's Series B Convertible Preferred Stock ("Series B Preferred Stock"), having a face value of $10.00 per share, and (ii) a convertible Promissory Note in the principal amount of $450,000 (the "Second Note"). By agreement of the parties, the conversion was deemed effective March 31, 1998 (the "Effective Date"). Each share of Series B Preferred Stock is convertible, at the option of the holder, into one share of the Company's Common Stock at any time commencing the earlier of (i) one year from the date of issue or (ii) upon the effective date of a Registration Statement registering for sale under the Securities Act of 1933, as amended (the "Securities Act"), the shares of the Company's Common Stock issuable upon such conversion ("Conversion Stock"); provided, however, that in no event shall the Series B Preferred Stock be convertible into more than 311,550 shares of Common Stock (the "Maximum Aggregate Conversion") without the approval of the Company's shareholders. The Maximum Aggregate Conversion is a number equal to 19.9% of the Company's total issued and outstanding shares of Common Stock, without giving effect to the conversion.

  The Company has the option, but not the obligation, to redeem all or any portion of the Series B Preferred Stock at a redemption price of $10.00 per share. Holders of the Series B Preferred Stock are entitled to receive an annual dividend payable at the rate of 8% per annum. The outstanding shares of Series B Preferred Stock are non-voting, except as required by law.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

        (a)    Financial Statements
               --------------------

               None

        (b)    Pro Forma Financial Information
               -------------------------------

               Included herewith is a "pro forma" balance sheet of the Company as of May 31, 1998 giving retroactive effect to May 31, 1998 of the transactions provided for and consummated in connection with the Agreement.

        (c)    EXHIBITS
               --------

                 Item     Title
                 ----     -----
                 1.0      Agreement to Convert Debt

                 2.0 Certificate of Designation of Rights and Preferences of Series B Convertible Preferred Stock

                 3.0      Convertible Promissory Note

                     GLOBAL CASINOS, Inc. and Subsidiaries

                            Pro Forma Balance Sheet
                              as of May 31, 1998

                     Global Casinos, Inc. and Subsidiaries
                     Consolidated Pro Forma Balance Sheets




                                                              May 31,
                                                               1998
                                                            (unaudited)
                                                           -------------

Assets
------
Current assets:
  Cash                                                     $   953,107
  Accounts receivable:
     Related parties                                            82,600
     Trade, net of allowance for doubtful accounts
       of $11,609 at May 31, 1998                              312,039
     Employees                                                  21,614
  Inventory                                                    302,338
  Marketable securities                                         19,065
  Current portion of notes receivable                          165,226
  Other                                                         60,299
                                                           -------------
Total current assets                                         1,916,288
                                                           -------------

Land, buildings and equipment:
  Land                                                         533,350
  Buildings                                                  4,886,020
  Equipment                                                  1,849,827
                                                           -------------
                                                             7,269,197
  Accumulated depreciation                                  (1,970,719)
                                                           -------------

Net land, buildings and equipment                            5,298,478

Other assets, net of amortization of
  $22,469 at May 31, 1998                                      281,067
Leasehold and contract rights, net of
  amortization of $1,321,774 at May 31, 1998                 2,111,743
Goodwill, net of amortization of
  $193,405 at May 31, 1998                                   3,744,428
Notes receivable, net of current portion,
  and including receivables in default                         316,988
                                                           -------------
                                                           $13,668,992
                                                           =============


                     Global Casinos, Inc. and Subsidiaries
                     Consolidated Pro Forma Balance Sheet
                                  (Continued)


                                                              May 31,
                                                               1998
                                                            (unaudited)
                                                           -------------

Liabilities and stockholders' equity
------------------------------------
Current liabilities:
  Accounts payable                                         $   737,654
  Accrued expenses                                           1,049,537
  Accrued interest                                             225,804
  Note payable                                                  50,000
  Current portion of long-term debt
     including debt in default                               1,746,893
  Mandatory redeemable convertible
     Class A preferred stock, in default                        36,000
                                                           -------------

Total current liabilities                                    3,845,888
                                                           -------------

Long-term debt, less current portion                         3,152,875
Other                                                           18,546
                                                           -------------

                                                             3,171,421
                                                           -------------

Commitments and Contingencies
Stockholders' equity:
  Class A preferred stock - Convertible
     nonvoting, $2 par value:
     Authorized - 10,000,000 shares
     Issued and outstanding - 147,750 shares
       at May 31, 1998                                         268,538
  Class B preferred stock - Convertible
     nonvoting, $.01 par value:
     Authorized - 10,000,000 shares
     Issued and outstanding - 332,948 shares
       at May 31, 1998                                           3,396
  Common stock - $.05 par value:
     Authorized - 50,000,000 shares
     Issued and outstanding - 1,565,586 shares
       at May 31, 1998                                          11,217
  Additional paid-in capital                               12, 640,098
  Accumulated deficit                                       (6,271,566)
                                                           -------------
                                                             6,651,683
                                                           -------------
                                                           $13,668,992
                                                           =============


                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GLOBAL CASINOS, INC.



Date: 07/06/98                  By:  /s/ Stephen G. Calandrella
      --------                       -------------------------------------
                                     Stephen G. Calandrella, President